Exhibit 99.1
Unaudited Pro Forma Condensed Consolidated Financial Information

On February 27, 2017, Staples, Inc. and subsidiaries (“Staples", or "the Company”) completed the sale of a controlling interest in its European operations (other than its retail business in the United Kingdom, the sale of which was completed on November 18, 2016 in a separate transaction). Beginning in the fourth quarter of 2016, the Company's European operations, including its retail business in the United Kingdom, have been reported as discontinued operations in the Company's consolidated financial statements. The accompanying unaudited pro forma condensed consolidated statements of operations for the 39 weeks ended October 29, 2016 and for fiscal years 2015, 2014 and 2013 give effect to both of these dispositions as if they had occurred on February 3, 2013, the first day of fiscal year 2013. The following unaudited pro forma condensed consolidated balance sheet gives effect to these dispositions as if they had occurred on October 29, 2016, the date of the Company’s most recently filed balance sheet.
The unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Staples’ Form 10-K for the fiscal year ended January 30, 2016 filed with the SEC on March 4, 2016, and (ii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” included in Staples’ Form 10-Q for the three and nine months ended October 29, 2016 filed with the SEC on November 17, 2016.
The unaudited pro forma condensed consolidated financial statements are presented based on currently available information and are intended for informational purposes only. These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what Staples’ results of operations or financial condition would have been had the dispositions been completed on the dates assumed. In addition, they are not necessarily indicative of Staples’ future results of operations or financial condition.

Staples Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet
October 29, 2016
(amounts in millions)

		Pro Forma Adjustments
	As Reported	Disposal of UK Retail		Disposal of European Operations		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$1,076	$28	(i)	$129	(ii)	$919
Receivables, net	1,865	10		303		1,552
Merchandise inventories, net	2,019	42		211		1,765
Prepaid expenses and other current assets	374	8		33		333
Total current assets	5,334	88		676		4,569

Net property and equipment	1,412	15		234		1,163
Intangible assets, net	202	—		5		197
Goodwill	2,010	—		—		2,010
Other assets	429	3		46		380
Total assets	$9,387	$106		$961		$8,320

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,025	$18		$191		$1,816
Accrued expenses and other current liabilities	1,193	14		162		1,017
Debt maturing within one year	23	—		2		21
Total current liabilities	3,241	32		355		2,854

Long-term debt	1,024	—		1		1,023
Other long-term obligations	467	(30)	(iii)	79		418

Total stockholders’ equity	4,655	104		526		4,025
Total liabilities and stockholders’ equity	$9,387	$106		$961		$8,320

(i) Upon completion of this transaction on November 18, 2016, Staples delivered its retail business in the United Kingdom with approximately $28 million (£22 million) of cash on-hand.
(ii) Represents $182 million (€172 million) of cash on-hand at the European Operations as of February 27, 2017, the closing date of this transaction, net of $53 million (€50 million) of cash proceeds related to the sale. Cash on-hand included $175 million (€166 million) related to a preliminary estimate of the requisite unrestricted cash, as defined in the SPA, plus an additional $7 million (€6 million) related to other obligations outlined in the SPA.
(iii) Represents a $34 million incremental liability related to certain ongoing lease guarantees, net of $4 million of obligations that were transferred to the buyer. For the purpose of the pro forma financial information, the Company has assumed that amounts paid in the future related to the lease guarantees will be consistent with the liability reflected in the pro forma condensed consolidated balance sheet.

Staples Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Income
39 Weeks Ended October 29, 2016
(amounts in millions, except per share data)

		Pro Forma Adjustments
	As Reported	Disposal of UK Retail	Disposal of European Operations	Pro Forma

Sales	$15,208	$177	$1,345	$13,686
Cost of goods sold and occupancy costs	11,285	132	991	10,162
Gross profit	3,923	45	354	3,524

Operating expenses:
Selling, general and administrative	3,277	52	358	2,867
Merger termination fee	250	—	—	250
Impairment of goodwill and long-lived assets	704	3	683	18
Restructuring charges	17	(1)	1	17
Amortization of intangibles	44	—	6	38
Total operating expenses	4,292	54	1,048	3,190

Loss on the sale of businesses, property and equipment	(50)	—	—	(50)

Operating (loss) income	(419)	(9)	(694)	284

Interest income	5	—	—	5
Interest expense	(71)	—	—	(71)
Loss on early extinguishment of debt	(26)	—	—	(26)
Other income (expense), net	3	—	(3)	6
Interest and other expense, net	(89)	—	(3)	(86)
(Loss) income before income taxes	(508)	(9)	(697)	198
Income tax expense (benefit)	37	—	(4)	41
Net (loss) income	$(545)	$(9)	$(693)	$157

Basic and diluted earnings per share	$(0.84)			$0.24

Basic shares	648			648
Diluted shares	648			652

Staples Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Income
52 Weeks Ended January 30, 2016
(amounts in millions, except per share data)

		Pro Forma Adjustments
	As Reported	Disposal of UK Retail	Disposal of European Operations	Pro Forma

Sales	$21,059	$302	$1,993	$18,764
Cost of goods sold and occupancy costs	15,545	232	1,456	13,857
Gross profit	5,514	70	537	4,907

Operating expenses:
Selling, general and administrative	4,600	87	520	3,993
Impairment of long-lived assets	50	2	12	37
Restructuring charges	151	7	39	105
Amortization of intangibles	67	—	13	54
Total operating expenses	4,868	96	584	4,189

Loss on the sale of businesses, property and equipment	(5)	—	—	(5)

Operating income (loss)	641	(26)	(47)	713

Interest income	3	—	—	3
Interest expense	(139)	—	—	(139)
Other income (expense), net	(13)	—	—	(13)
Interest and other expense, net	(149)	—	—	(149)
Income (loss) before income taxes	492	(26)	(47)	564
Income tax expense	113	—	11	102
Net income (loss)	$379	$(26)	$(58)	$462

Basic and diluted earnings per share	$0.59			$0.71

Basic shares	642			642
Diluted shares	647			647

Staples Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Income
52 Weeks Ended January 31, 2015
(amounts in millions, except per share data)

		Pro Forma Adjustments
	As Reported	Disposal of UK Retail	Disposal of European Operations	Pro Forma

Sales	$22,492	$359	$2,449	$19,684
Cost of goods sold and occupancy costs	16,691	268	1,777	14,646
Gross profit	5,801	91	672	5,038

Operating expenses:
Selling, general and administrative	4,816	98	622	4,096
Impairment of goodwill and long-lived assets	470	—	1	469
Restructuring charges	171	2	11	158
Amortization of intangibles	62	—	14	48
Total operating expenses	5,518	100	648	4,771

Gain (loss) on the sale of businesses, property and equipment	27	—	(2)	29

Operating income (loss)	310	(9)	22	296

Interest income	3	—	1	2
Interest expense	(49)	—	(1)	(48)
Other income (expense), net	4	—	1	3
Interest and other expense, net	(42)	—	1	(43)
Income (loss) before income taxes	268	(9)	23	253
Income tax expense	133	—	5	128
Net income (loss)	$135	$(9)	$18	$125

Basic and diluted earnings per share	$0.21			$0.19

Basic shares	641			641
Diluted shares	646			646

Staples Inc. and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statement of Income
52 Weeks Ended February 1, 2014
(amounts in millions, except per share data)

		Pro Forma Adjustments
	As Reported	Disposal of UK Retail	Disposal of European Operations	Pro Forma

Sales	$23,114	$357	$2,577	$20,180
Cost of goods sold and occupancy costs	17,082	274	1,894	14,915
Gross profit	6,032	83	683	5,265

Operating expenses:
Selling, general and administrative	4,735	95	622	4,017
Restructuring charges	64	1	43	20
Amortization of intangibles	55	—	14	41
Total operating expenses	4,855	96	679	4,080

Operating income (loss)	1,177	(13)	4	1,186

Interest income	5	—	—	5
Interest expense	(119)	—	—	(119)
Other income (expense), net	—	—	—	—
Interest and other expense, net	(114)	—	—	(114)
Income (loss) before income taxes	1,063	(13)	4	1,072
Income tax expense	356	—	20	336
Net income (loss)	$707	$(13)	$(16)	$736

Basic earnings per share	$1.08			$1.13
Diluted earnings per share	$1.07			$1.12

Basic shares	652			652
Diluted shares	658			658